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                       Supplement dated January 12, 2001
   to Prospectus dated May 1, 2000 as supplemented through September 1, 2000 of

                                Value Portfolio

                                A Portfolio of

                    The Universal Institutional Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                  02208-2798

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    The Prospectus is hereby amended and supplemented to reflect a change in the portfolio management of the Value Portfolio. Richard J. Marcin no longer serves as a Portfolio Manager of the Portfolio. Richard M. Behler, who previously shared primary responsibility with Mr. Marcin, will continue to manage the assets of the Portfolio. Accordingly, the paragraph under "PORTFOLIO MANAGERS" on page 4 is hereby deleted and replaced with the following:

  Richard M. Behler
  Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as a Senior Vice President for Merrill Lynch Economics from 1987 through 1992. Mr. Behler received a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and a Ph.D. in Economics from The University of Notre Dame. Mr. Behler has had primary responsibility for managing the Portfolio's assets since its inception.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE